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                                                                Exhibit 10(jj)
Mallesons Stephen Jaques





Loan Note Deed Poll






Dated  26 February 2004



By TXU Australia Holdings Pty Ltd (ABN 97 086 006 859)


















Mallesons Stephen Jaques
Rialto
525 Collins Street
Melbourne   Vic   3000
T +61 3 9643 4000
F +61 3 9643 5999
DX 101 Melbourne
RJH
7036704_2


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(c)Mallesons Stephen Jaques   Loan Note Deed Poll                             1
                              25 February 2004


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                                                                Exhibit 10(kk)

Loan Note Deed Poll

Details



Interpretation - definitions are at the end of the General terms

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Parties         Borrower
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Borrower        Name              TXU Australia Holdings Pty Ltd (ABN 97
                                  086 006 859)
                Incorporated in:  Australia
                Address:          Level 33, 385 Bourke Street, Melbourne,
                                  Victoria
                Fax               (61 3) 8628 0925
                Telephone         (61 3) 8628 1000
                Attention         Assistant Treasurer
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Beneficiaries   Each person who from time to time is a Financier and
                the Facility Agent.
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Subscription    Loan Note Subscription Agreement between,
Agreement       amongst others, the Borrower, Australia and New
                Zealand Banking Group Limited (as the Facility Agent)
                and the Financiers dated 26 February 2004.
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Date of deed    See Signing page.






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(c) Mallesons Stephen Jaques   Loan Note Deed Poll                            1
                               25 February 2004


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Loan Note Deed Poll


General terms



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1        The Loan Notes

1.1      Creation of Loan Notes

         The obligations of the Borrower under the Loan Notes are constituted by, and are set out in, this deed.

1.2      Undertakings and acknowledgment of debt

         The Borrower:

        (a) agrees to pay principal and interest in respect of each Loan
            Note issued to a Financier in accordance with the Subscription Agreement, the Loan Note and this deed; and

        (b) acknowledges that it is indebted to each Financier for an amount equal to the aggregate outstanding principal amount of that Financier's Loan Notes.

1.3      Effect of payment of interest or redemption

         The obligations of the Borrower under clause 1.2 ("Undertakings and acknowledgments of debt") are discharged to the extent interest is paid on, or a Loan Note is redeemed in accordance with the Subscription Agreement.

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2        Rights and Obligations Of Financiers

2.1      Benefit and entitlement

         This deed is executed as a deed poll. The Loan Notes are issued on the condition that the Facility Agent and each Financier has the benefit of, and is entitled to enforce, this deed subject to the Bank Finance Documents even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed.

2.2      Rights independent

         The Facility Agent and each Financier may enforce its rights under this deed independently from the Registrar and each other Financier, subject to the Bank Finance Documents.

2.3      Facility Agent and Financiers bound

         Each of the Facility Agent and each Financier (and any person claiming through or under a Financier) is bound by this deed. The Loan Notes are issued on the condition that the Facility Agent and each Financier is taken to have notice of, and be bound by this deed and the Subscription Agreement.

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(c) Mallesons Stephen Jaques   Loan Note Deed Poll                          2
                               25 February 2004
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2.4      Directions to hold Deed Poll

         Each of the Facility Agent and each Financier is taken to have irrevocably instructed the Borrowers that this deed is to be held by the Facility Agent as Registrar on its behalf.

2.5      Bank Finance Documents

         The Loan Notes are issued on the condition that each Financier is bound by the provisions of the Bank Finance Documents binding on the Financiers.

2.6      Loan Notes issued as a result of Offer

         Each Loan Note is issued as a result of the Offer. This is the case regardless of the time of issue.
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3        Form, title and status

3.1      Registered form

         Each Loan Note takes the form of an entry in the Register. No certificate will be issued in respect of it, unless required by law.

3.2      Issue of Loan Notes by entry in Register

         A Loan Note is:

         (a) issued when details of the Loan Note are first entered in the Register; and

         (b) transferred when the details of the transfer are entered in the Register.

3.3      Effect of entries in Register

         Each entry in the Register in respect of a Loan Note constitutes:

         (a) an acknowledgment to the Financier registered as the holder the Loan Note by the Borrower of the indebtedness of the Borrower to that Financier under this deed;

         (b) an undertaking by the Borrower to the Financier registered as the holder of the Loan Note to make all payments of principal and interest in respect of the Loan Note in accordance with the terms of the Loan Note and this deed; and

         (c) an entitlement to the other benefits given to the Financiers and the Facility Agent under the Bank Finance Documents in respect of the relevant Loan Note.

3.4      Independent obligations

         Subject to the terms of the Subscription Agreement and the other Bank Finance Documents, the obligations of the Borrower in respect of each Loan Note constitute separate and independent obligations which the Financier to whom those obligations are owed is entitled to enforce without having to join any other Financier or any predecessor in title of a Financier.

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(c) Mallesons Stephen Jaques   Loan Note Deed Poll                          3
                               25 February 2004
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3.5      Register conclusive as to ownership

         Entries in the Register in relation to a Loan Note constitute conclusive evidence that the person so entered is the absolute owner of the Loan Note subject to correction for fraud or error.

3.6      Holder absolutely entitled

         Upon a person acquiring title to any Loan Note by virtue of becoming registered as the owner of that Loan Note, all rights and entitlements arising by virtue of this deed in respect of that Loan Note vest absolutely in the registered owner of the Loan Note free of all equities. Any person who has previously been registered as the owner of the Loan Note does not have, and is not entitled to assert against the Borrower or the Registrar or the registered owner of the Loan Note for the time being and from time to time, any rights, benefits or entitlements in respect of the Loan Note.

3.7      Status of Loan Notes

         The Loan Notes are direct, unsubordinated and unsecured obligations of the Borrower and rank at least equally among themselves with all other unsecured and unsubordinated obligations of the Borrower except for liabilities mandatorily preferred by law.

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4        Transfers

4.1      Limit on transfer

         Each Loan Note may only be transferred in accordance with clause 30 of the Subscription Agreement ("Substitution of Financiers and transfer of Loan Notes") and this deed.

4.2      Transfer of all of Loan Note

         Each Loan Note may only be transferred in whole.

4.3      Registration of transfer

         The transferor of a Loan Note is taken to remain the holder of that Loan Note until the name of the transferee is entered in the Register in respect of that Loan Note.

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5        Final redemption and early redemption

         The Borrower agrees to redeem each Loan Note issued under a Facility in accordance with clause 5 of the Subscription Agreement ("Redemption and early redemption").


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(c) Mallesons Stephen Jaques   Loan Note Deed Poll                          4
                               25 February 2004

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6        Interest

         The Borrower agrees to pay interest on each Loan Note issued under a Facility in accordance with the Subscription Agreement.

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7        Payments

         The Borrower agrees to make all payments under a Loan Note in accordance with clause 7 of the Subscription Agreement ("Payments").
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8        Governing law

         This deed poll and the Loan Notes are governed by the law in force in the place specified in the "Details" section of the Subscription Agreement. The Borrower submits to the non-exclusive jurisdiction of the courts of that place.

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9        Interpretation

         The "Interpretation" clause of the Subscription Agreement described above applies to this deed poll as if it was fully set out in this deed poll.


EXECUTED as a deed poll.




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(c) Mallesons Stephen Jaques   Loan Note Deed Poll                          5
                               25 February 2004




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Loan Note Deed Poll


Signing page



DATED:  26 February 2004

SIGNED, SEALED AND                          )
DELIVERED for TXU AUSTRALIA                 )
HOLDINGS PTY LTD by                         )
John Gordon Atkin                           )
under power of attorney dated 23/2/04       )
in the presence of:                         )
                                            )
/s/Alastaer Watson                          )
------------------------------------------  )
Signature of witness                        )
                                            )
Alastaer Watson                             )
------------------------------------------  )
                                            )
Name of witness (block letters)             )
                                            )
95 Rosida Street, Renwood                   )
------------------------------------------  )
Address of witness                          )  /s/John Gordon Atkin
                                            )  --------------------
                                            )  By executing this deed the
                                            )  attorney states that the
Assistant Treasurer                         )  attorney has received
------------------------------------------  )  no notice of revocation of the
Occupation of witness                       )  power of attorney
                                            )